UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                 )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BGC PARTNERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BGC Partners, Inc.

499 Park Avenue, New York, NY 10022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

to Be Held on December 14, 2009

The Company’s 2009 Proxy Statement, 2008 Annual Report and any other materials relating to the Annual Meeting are available at: www.proxyvote.com

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 30, 2009 to facilitate timely delivery.

This Notice also constitutes Notice of the 2009 Annual Meeting of Stockholders.

Dear Stockholder of BGC Partners, Inc.:

The 2009 Annual Meeting of Stockholders of BGC Partners, Inc. (the “Company”) will be held at 499 Park Avenue, 3rd Floor, New York, NY 10022, on Monday, December 14, 2009, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	Election of Directors;
(2)	Approval of Second Amended and Restated BGC Partners, Inc. Long Term Incentive Plan; and
(3)	To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on October 19, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

CONTROL NUMBER:

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 12-digit control number

Meeting Location:

BGC Partners, Inc.

499 Park Avenue – 3rd Floor

New York, NY 10022

The following Proxy Materials are available for you to review online:

•	the Company’s 2009 Proxy Statement;
•	the Company’s 2008 Annual Report; and
•	any other materials relating to the Annual Meeting.

To request a paper or e-mail copy of the Proxy Materials (you must reference your 12-digit control number)

Telephone: 1-800-579-1639

Email: sendmaterial@proxyvote.com

Internet: www.proxyvote.com

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 12-DIGIT CONTROL NUMBER WHEN YOU REQUEST A

PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for the 2009 Annual Meeting of Stockholders of BGC Partners, Inc.

are available for review at:

http://www.bgcpartners.com/ir/proxy

Have this notice available when you request a PAPER or E-MAIL copy of the Proxy Materials, when you want to review your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY.

VOTE Have this card in hand when you access the above Web site for the available processes to vote your shares.